UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
 _____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2	FINANCIAL INFORMATION
ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

(a)
On April 24, 2014, Key Technology, Inc. issued a press release announcing its financial results for its fiscal 2014 second quarter, ended March 31, 2014.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, on April 24, 2014, Key Technology management held a public meeting for investors in New York where an Investor Forum Presentation was reviewed which is attached as Exhibit 99.2.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

	99.1	Press Release of Key Technology, Inc., dated April 24, 2014
	99.2	Investor Forum Presentation Q2-FY2014, dated April 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ Jeffrey T. Siegal
Jeffrey T. Siegal
Vice President and CFO

Dated: April 24, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Key Technology, Inc., dated April 24, 2014
99.2	Investor Forum Presentation Q2-FY2014, dated April 24, 2014